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                                                                    Exhibit 4.2

                                                                  EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT dated August 28, 2001 (the "Agreement") is entered into by and among Armkel, LLC, a Delaware limited liability company (the "Company"), Armkel Finance, Inc., a Delaware corporation ("Armkel Finance" and together with the Company, the "Issuers"), and J.P. Morgan Securities Inc. and Deutsche Banc Alex. Brown Inc. (the "Initial Purchasers").

     The Issuers and the Initial Purchasers are parties to the Purchase Agreement dated August 14, 2001 (the "Purchase Agreement"), which provides for the sale by the Issuers to the Initial Purchasers of $225,000,000 aggregate principal amount of the Issuers' 9-1/2% Senior Subordinated Notes due 2009 (the "Securities") which will be fully and unconditionally guaranteed on an unsecured senior subordinated basis by each of the Subsidiary Guarantors (as defined below). As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Issuers have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1.   Definitions.
     -----------

     As used in this Agreement, the following terms shall have the following meanings:

     "Acquisition" shall mean the acquisition by the Company of the consumer
      -----------
products business of Carter Wallace, Inc. (including the entities that currently hold or will hold such business) pursuant to the Asset Purchase Agreement dated May 7, 2001, between Carter Wallace, Inc. and the Company.

     "Business Day" shall mean any day that is not a Saturday, Sunday or other
      ------------
day on which commercial banks in New York City are authorized or required by law to remain closed.

     "Closing Date" shall mean the Closing Date as defined in the Purchase
      ------------
Agreement.

     "Company" shall have the meaning set forth in the preamble and shall also
      -------
include the Company's successors.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended
      ------------
from time to time.

     "Exchange Dates" shall have the meaning set forth in Section 2(a)(ii)
      --------------
hereof.

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                                                                               2

     "Exchange Offer" shall mean the exchange offer by the Issuers and the
      --------------
Subsidiary Guarantors of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

     "Exchange Offer Registration" shall mean a registration under the
      ---------------------------
Securities Act effected pursuant to Section 2(a) hereof.

     "Exchange Offer Registration Statement" shall mean an exchange offer
      -------------------------------------
registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

     "Exchange Securities" shall mean senior subordinated notes issued by the
      -------------------
Issuers and guaranteed by the Subsidiary Guarantors under the Indenture containing terms substantially similar to the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

     "Holders" shall mean the Initial Purchasers, for so long as they own any
      -------
Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the
           --------
term "Holders" shall include Participating Broker-Dealers.

     "Initial Purchaser" shall have the meaning set forth in the preamble.
      -----------------

     "Indenture" shall mean the Indenture relating to the Securities dated as of
      ---------
August 28, 2001 among the Issuers and The Bank of New York, as Trustee, and as the same may be amended from time to time in accordance with the terms thereof.

     "Majority Holders" shall mean the Holders of a majority of the aggregate
      ----------------
principal amount of outstanding Registrable Securities; provided that whenever
                                                        --------
the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities owned by the Issuers or any subsidiary of the Company shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

     "Participating Broker-Dealers" shall have the meaning set forth in Section
      ----------------------------
4(a) hereof.

     "Person" shall mean an individual, partnership, limited liability company,
      ------
corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

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                                                                               3

     "Purchase Agreement" shall have the meaning set forth in the preamble.
      ------------------

     "Prospectus" shall mean the prospectus included in a Registration
      ----------
Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

     "Registrable Securities" shall mean the Securities; provided that the
      ----------------------                             --------
Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities has been declared effective under the Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement, (ii) when such Securities are eligible to be sold pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act or (iii) when such Securities cease to be outstanding.

     "Registration Expenses" shall mean any and all expenses incident to
      ---------------------
performance of or compliance by the Issuers and the Subsidiary Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees,
(ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any Exchange Securities or Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws,
(vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Issuers and the Subsidiary Guarantors and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers) and (viii) the fees and disbursements of the independent public accountants of the Issuers and the Subsidiary Guarantors, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, but excluding any and all fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

     "Registration Statement" shall mean any registration statement of the
      ----------------------
Issuers and the Subsidiary Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement

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and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

     "SEC" shall mean the Securities and Exchange Commission.
      ---

     "Securities Act" shall mean the Securities Act of 1933, as amended from
      --------------
time to time.

     "Shelf Registration" shall mean a registration effected pursuant to Section
      ------------------
2(b) hereof.

     "Shelf Registration Statement" shall mean a "shelf" registration statement
      ----------------------------
of the Issuers and the Subsidiary Guarantors that covers all the Registrable Securities (but no other securities unless approved by the Majority Holders whose Registrable Securities are to be covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

     "Subsidiary Guarantors" shall have the meaning given in the Indenture.
      ---------------------

     "Trust Indenture Act" shall have the meaning set forth in Section 3(I)
      -------------------
hereof.

     "Trustee" shall mean the trustee with respect to the Securities under the
      -------
Indenture.

     "Underwriter" shall have the meaning set forth in Section 3 hereof.
      -----------

     "Underwritten Registration" or "Underwritten Offering" shall mean a
      -------------------------      ---------------------
registration in which Registrable Securities are sold to an Underwriter for reoffering to the public.

2.   Registration Under the Securities Act.
     -------------------------------------

     (a) To the extent not prohibited by any applicable law or applicable interpretations of the Staff of the SEC, the Issuers and the Subsidiary Guarantors shall use their reasonable best efforts to (i) cause to be filed an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Securities for Exchange Securities and (ii) have such Registration Statement remain effective until the closing of the Exchange Offer. The Issuers and the Subsidiary Guarantors shall commence the Exchange Offer as promptly as is reasonably practical after the Exchange Offer Registration Statement is declared effective by the SEC and use their reasonable best efforts to complete

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                                                                               5

the Exchange Offer not later than 60 days after such effective date. The Company shall commence the Exchange Offer by mailing the related exchange offer Prospectus, an appropriate letter of transmittal and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

(i) that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not validly withdrawn will be accepted for exchange subject to the conditions of the Exchange Offer;

(ii) the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (the "Exchange
                                                                  --------
      Dates");
      -----

(iii) that any Registrable Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement;

(iv) that Holders electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) and in the manner specified in the notice, prior to the close of business on the last Exchange Date; and

(v) that Holders will be entitled to withdraw their election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged.

      Each Holder that participates in the Exchange Offer will be required, as a condition to its participation in the Exchange Offer, to represent to the Issuers and the Subsidiary Guarantors in writing (which may be contained in the applicable letter of transmittal) that: (i) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (iii) it is not an "affiliate," as defined in Rule 405 promulgated under the Securities Act, of either Issuer or of any Subsidiary Guarantor, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of Exchange Securities, and (v) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-

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                                                                               6

making or other trading activities, then such Holder will deliver a prospectus in connection with any resale of such Exchange Securities.

     As soon as reasonably practicable after the last Exchange Date, the Issuers and the Subsidiary Guarantors shall:

(i) accept for exchange Registrable Securities or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer; and

(ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Issuers and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities as accepted for exchange.

     The Issuers and the Subsidiary Guarantors shall use their reasonable best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than (i) that the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff of the SEC, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency that might materially impair the ability of the Issuers or any Subsidiary Guarantor to proceed with the Exchange Offer, (iii) all governmental approvals shall have been obtained, which approvals the Issuers deem necessary for the consummation of the Exchange Offer and (iv) there has not been proposed, adopted or enacted any law, statute, rule or regulation that, in the reasonable judgment of the Issuers, would materially impair the ability of the Issuers to consummate the Exchange Offer.

     (b) In the event that (i) the Issuers determine that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be completed as soon as practicable after the last Exchange Date because it would violate any applicable law or applicable interpretations of the Staff of the SEC, (ii) the Exchange Offer is not for any other reason completed on or prior to the date that is 210 days after the closing date of the Acquisition (other than the failure of the Holders to tender Securities therein) or (iii) the Exchange Offer has been completed and in the opinion of counsel for the Initial Purchasers a Registration Statement must be filed and a Prospectus must be delivered by the Initial Purchasers in connection with any offering or sale of Registrable Securities, the Issuers and the Subsidiary Guarantors shall use their reasonable best efforts to cause to be filed as soon as practicable after such determination, date or notice of such opinion of counsel is given to the Company, as the case may be, a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof and to have such Shelf Registration Statement declared effective by the SEC.

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                                                                               7

     In the event that the Issuers and the Subsidiary Guarantors are required to file a Shelf Registration Statement solely as a result of the matters referred to in clause (iii) of the preceding sentence, the Issuers and the Subsidiary Guarantors shall use their reasonable best efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to
Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers after completion of the Exchange Offer. The Issuers and the Subsidiary Guarantors agree to use their reasonable best efforts to keep the Shelf Registration Statement continuously effective until the expiration of the period referred to in Rule 144(k) under the Securities Act with respect to the Registrable Securities or such shorter period that will terminate when all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement. The Issuers and the Subsidiary Guarantors further agree to supplement or amend the Shelf Registration Statement and the related Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Issuers for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder of Registrable Securities with respect to information relating to such Holder, and to use their reasonable best efforts to cause any such amendment to become effective and such Shelf Registration Statement and Prospectus to become usable as soon as reasonably practicable. The Company agrees to furnish to the Holders of Registrable Securities included in such Shelf Registration Statement copies of any such supplement or amendment promptly after its being used or filed with the SEC.

     (c) The Issuers and the Subsidiary Guarantors shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) and
Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions, transfer taxes and the fees and expenses of its advisors other than counsel fees as expressly agreed to be paid by the Issuers and the Subsidiary Guarantors hereunder, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

     (d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided that if, after it has been declared effective, the offering of
         --------
Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any court or other governmental or regulatory agency or body, such Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

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                                                                               8

     As provided in the Indenture, in the event that (i) the Exchange Offer Registration Statement is not filed with the SEC on or prior to 90 days after the closing date of the Acquisition, (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement, if required hereby, is not declared effective on or prior to the date that is 180 days after the closing date of the Acquisition or 180 days after delivery of the notice and opinion of counsel pursuant to Section 2(b)(iii) above or (iii) if the Exchange Offer is not completed on or prior to the date that is 210 days after the closing date of the Acquisition (other than due to the failure of Holders to tender Securities therein), the interest rate on the Registrable Securities will be increased by 1.00% per annum until the Exchange Offer is completed or the Shelf Registration Statement, if required hereby, is declared effective by the SEC or the Securities become freely tradable under the Securities Act. In no event will additional interest exceed 1.00% at any time. For the purposes of this paragraph, the term "Registrable Securities" shall not include any Securities that could have been exchanged in the Exchange Offer for freely transferable Securities.

     (e) Without limiting the remedies available to the Initial Purchasers and the Holders, the Issuers and the Subsidiary Guarantors acknowledge that any failure by the Issuers or the Subsidiary Guarantors to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuers' and the Subsidiary Guarantors' obligations under Section 2(a) and Section 2(b) hereof.

3.   Registration Procedures.
     -----------------------

     In connection with their obligations pursuant to Section 2(a) and Section 2(b) hereof, the Issuers and the Subsidiary Guarantors, except to the extent that such obligation is specifically limited to a party herein, shall as soon as reasonably practicable:

     (a) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (x) shall be selected by the Issuers and the Subsidiary Guarantors, (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their reasonable best efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

     (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable

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                                                                               9

period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

     (c) in the case of a Shelf Registration, either the Issuers or any Subsidiary Guarantor shall furnish to each Holder of Registrable Securities included in the Shelf Registration Statement, to counsel for the Initial Purchasers, to the one counsel representing the Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request of the Company, in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and, subject to Section 3(p) herein, the Issuers and the Subsidiary Guarantors consent to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

     (d) use their reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request to the Company in writing by the time the applicable Registration Statement is declared effective by the SEC; cooperate with the Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Holder; provided that neither Issuer nor
                                             --------
any Subsidiary Guarantor shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

     (e) in the case of a Shelf Registration, either the Issuers or any Subsidiary Guarantor shall notify each Holder of Registrable Securities, counsel for such Holders and counsel for the Initial Purchasers promptly and, if the Company is requested by any such Holder or counsel, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional material information after the Registration Statement has become effective,
(iii) of

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                                                                              10

the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) notify each Holder of Registrable Securities that is party to any agreement described in this clause (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Issuers or any Subsidiary Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities cease to be true and correct in all material respects, (v) if the Issuers or any Subsidiary Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (vi) of the happening of any event during the period a Shelf Registration Statement is effective that makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading and (vii) of any determination by the Issuers that a post-effective amendment to a Registration Statement would be appropriate;

     (f) make reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide prompt notice to each Holder of the withdrawal of any such order;

     (g) in the case of a Shelf Registration, either the Issuers or any Subsidiary Guarantor shall furnish to each Holder of Registrable Securities included in the Shelf Registration Statement, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any document incorporated therein by reference or exhibits thereto, unless requested);

     (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be in such denominations and registered in such names (consistent with the provisions of the Indenture) as the selling Holders may reasonably request;

     (i) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(vi) hereof, use their reasonable best efforts to prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company shall notify the Holders

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                                                                              11

of Registrable Securities to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and such Holders hereby agree to suspend use of the Prospectus until the Issuers and the Subsidiary Guarantors have amended or supplemented the Prospectus to correct such misstatement or omission;

     (j) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or of any document that is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, to the Holders of Registrable Securities and their counsel, if known) and make such of the representatives of the Issuers and the Subsidiary Guarantors as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Securities or their counsel) available for discussion of such document; and the Issuers and the Subsidiary Guarantors shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus or any document that is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Securities and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Majority Holders or their counsel) shall reasonably object on a timely basis;

     (k) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

     (l) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), in connection with the
                       -------------------
registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use their reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

     (m) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Securities included in the Shelf Registration Statement, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Holders (an "Inspector"), at reasonable business hours and in a reasonable manner, all financial and other records, pertinent documents and properties of the Issuers and the Subsidiary Guarantors, and cause the respective officers, directors and employees of the Issuers and the Subsidiary Guarantors to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; provided that each Inspector shall take such actions as
                        --------
are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder or any Inspector). Inspection and information gathering will be coordinated by one counsel selected by the Majority Holders;

     (n) in the case of a Shelf Registration, use their reasonable best efforts to cause all Registrable Securities to be listed on any securities exchange or any automated quotation system on which similar securities issued or guaranteed by the Issuers or any Subsidiary Guarantor are then listed if requested by the Majority Holders, to the extent such Registrable Securities satisfy applicable listing requirements;

     (o) if reasonably requested by any Holder of Registrable Securities covered by a Registration Statement and if reasonably necessary in the opinion of the Issuers, promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment promptly after the Issuers have received notification of the matters to be incorporated in such filing; and

     (p) in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Issuers and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Issuers and the Subsidiary Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain "comfort" letters from the independent certified public accountants of the Issuers and the Subsidiary Guarantors (and, if necessary, any other certified public accountant of any subsidiary of the Issuers or any Subsidiary Guarantor, or of any business acquired by the Issuers or any Subsidiary Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Issuers and the Subsidiary Guarantors made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

     In the case of a Shelf Registration Statement, the Issuers may require each Holder of Registrable Securities to furnish to the Issuers such information regarding such Holder and the proposed distribution by such Holder of such Registrable Securities as any Issuer or the Subsidiary Guarantors may from time to time reasonably request. The Issuers may exclude from such registration the Registrable Securities of any Holder if such Holder fails to furnish such information within a reasonable time after receiving such request. Each Holder as to which any Shelf Registration is being effected agrees to furnish promptly to the Issuers all information required to be disclosed in order to make the information previously furnished to the Issuers by such seller not materially misleading.

     In the case of a Shelf Registration Statement, each Holder of Registrable Securities agrees that, upon receipt of any notice from the Issuers and the Subsidiary Guarantors of the happening of any event of the kind described in Sections 3(e)(iii) and 3(e)(vi) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof and, if so directed by the Company, such Holder will deliver to the Company all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

     If the Company shall give any such notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. The Issuers and the Subsidiary Guarantors may give any such notice during any 365-day period and any one suspension shall not exceed 30 days but in the aggregate the suspensions shall not exceed 60 days during any 365-day period.

     Notwithstanding any other provisions hereof the Company may issue a notice that the Shelf Registration Statement is unusable pending a material development and may issue any notice suspending use of the Shelf Registration Statement required under applicable securities laws to be issued and, in the event that the aggregate number of days in any consecutive twelve-month period for which all such notices are issued and effective exceeds 60 days in the aggregate, then the interest rate on the Securities will be increased by 1.00% per annum from the 61st day to the date the registration statement is again usable. Upon the Company declaring that the Shelf Registration Statement is useable after the period of time described in the preceding sentence, accrual of additional interest shall cease; provided, however, that if after any such cessation of the
                      --------  -------
accrual of additional interest, the Shelf Registration Statement again ceases to be usable as a result of a Company notice beyond the 60-day period described in this paragraph, additional interest will again accrue pursuant to the foregoing provisions provided, further that in no event shall the interest rate on the
           --------  -------
Securities be increased by more than 1.00% per annum.

     The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the "Underwriters") that will administer the offering will be selected by the Majority Holders of the Registrable Securities included in such offering, which underwriters shall be reasonably acceptable to the Company.

     Notwithstanding the other provisions of this Agreement, neither the Company, Armkel Finance nor any Subsidiary Guarantor will have any obligation or liability under this Agreement unless and until the Acquisition is consummated.

4.   Participation of Broker-Dealers in Exchange Offer.
     -------------------------------------------------

     (a) The Staff of the SEC has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a "Participating Broker-Dealer") may be deemed to be an "underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

     The Issuers and the Subsidiary Guarantors understand that it is the Staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of

Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

     (b) In light of the above, notwithstanding the other provisions of this Agreement, the Issuers and the Subsidiary Guarantors agree that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be, reasonably requested by the Initial Purchasers or by one or more Participating Broker-Dealers, in each case as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above; provided that:
                                                      --------

(i) the Issuers and the Subsidiary Guarantors shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i), for a period exceeding 180 days after the last Exchange Date (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement) and Participating Broker-Dealers shall not be authorized by the Issuers and the Subsidiary Guarantors to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 4; and

(ii) the application of the Shelf Registration procedures set forth in Section 3 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the Securities Act and the rules and regulations thereunder, will be in conformity with the reasonable request to the Issuers by the Initial Purchasers or with the reasonable request in writing to the Issuers by one or more broker-dealers who certify to the Initial Purchasers and the Issuers in writing that they anticipate that they will be Participating Broker-Dealers; and provided,
                                                                    --------
     further, that in connection with such application of the Shelf Registration
     -------
     procedures set forth in Section 3 to an Exchange Offer Registration, the Issuers and the Subsidiary Guarantors shall be obligated (x) to deal only with one entity representing the Participating Broker-Dealers, which shall be J.P. Morgan Securities Inc. unless it elects not to act as such representative, (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers, which shall be counsel to the Initial Purchasers unless such counsel elects not to so act and (z) to cause to be delivered only one, if any, "comfort" letter with respect to the Prospectus in the form existing on the last Exchange Date and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (i) above.

     (c) The Initial Purchasers shall have no liability to the Issuers, any Subsidiary Guarantor or any Holder with respect to any request that it may make pursuant to Section 4(b) above.

5.   Indemnification and Contribution.
     --------------------------------

     (a) The Issuers and each Subsidiary Guarantor, jointly and severally, agree to indemnify and hold harmless the Initial Purchasers and each Holder, their respective affiliates and each Person, if any, who controls the Initial Purchasers or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted), joint or several, caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Initial Purchasers or any Holder furnished to the Issuers in writing through J.P. Morgan Securities Inc. or any selling Holder expressly for use therein. In connection with any Underwritten Offering permitted by Section 3, the Issuers and the Subsidiary Guarantors will also indemnify the Holders, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

     (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuers, the Subsidiary Guarantors, the Initial Purchasers and the other selling Holders, their respective affiliates, the directors of the Issuers and the Subsidiary Guarantors, each officer of the Issuers and the Subsidiary Guarantors who signed the Registration Statement and each Person, if any, who controls the Issuers, the Subsidiary Guarantors, the Initial Purchasers and any other selling Holder within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Issuers in writing by such Holder expressly for use in any Registration Statement and any Prospectus.

     (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnification may be sought (the "Indemnifying Person") in writing; provided that the failure to notify the
                                   --------

Indemnifying Person shall not relieve it from any liability that it may have under this Section 5 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not
--------  -------
relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 5. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 5 that the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for the Initial Purchasers, their affiliates and any control Persons of the Initial Purchasers shall be designated in writing by J.P. Morgan Securities Inc., (y) for any Holder, its affiliates and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, which consent will not be unreasonably withheld or delayed, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel, an Indemnifying Person shall not be liable for any settlement effected without its written consent if such Indemnifying Person (i) reimburses such Indemnified Person in accordance with such request to the extent that it considers such request to be reasonable and (ii) provides written notice to the Indemnified Person substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (i) includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding and (ii) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

     (d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Subsidiary Guarantors from the offering of the Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Issuers and the Subsidiary Guarantors on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Issuers and the Subsidiary Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers and the Subsidiary Guarantors or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) The Issuers, the Subsidiary Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Holders were treated as one
              --- ----
entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 5, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (f) The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

     (g) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers, any Holder or any Person controlling the Initial Purchasers or any Holder, or by or on behalf of the Issuers, the Subsidiary Guarantors or the officers or directors of or any Person controlling the Issuers or the Subsidiary Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

6.   Miscellaneous.
     -------------

     (a) Joinder of Guarantors. Upon consummation of the Acquisition, each of the domestic subsidiaries of the Company shall become a party to this Agreement by executing and delivering a Joinder Agreement to the Registration Rights Agreement in the form attached hereto as Exhibit A.

     (b) No Inconsistent Agreements. The Issuers and the Subsidiary Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Issuers or any Subsidiary Guarantor under any other agreement and (ii) neither the Issuers nor any Subsidiary Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

     (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent
         --------
to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.

     (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered firstclass mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Issuers by means of a notice given in accordance with the provisions of this
Section 6(d), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; and (ii) if to the Issuers and the Subsidiary Guarantors, initially at the Issuers' address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(d). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

     (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to
                                --------
permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Issuers or the Subsidiary Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

     (f) Purchases and Sales of Securities. The Issuers and the Subsidiary Guarantors shall not, and shall use their reasonable best efforts to cause their affiliates (as defined in Rule 405 under the Securities Act) not to, purchase and then resell or otherwise transfer any Securities.

     (g) Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Issuers and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

     (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (j) Governing Law and Submission to Jurisdiction. This Agreement shall be governed by the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

     The Issuers and the Initial Purchasers irrevocably and unconditionally submit to the exclusive jurisdiction of any state or federal court sitting in the City of New York over any suit, action or proceeding arising out of or relating to this Agreement. The Issuers and Initial Purchasers hereby agree that service of any process, summons, notice or document by registered mail addressed to any Issuer or Initial Purchaser, as applicable, shall be effective service of process for any suit, action or proceeding brought in any such court. The Issuers and Initial Purchasers irrevocably and unconditionally waive any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. The Issuers and Initial Purchasers agree that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the parties and may be enforced in any other courts to whose jurisdiction the Issuers and Initial Purchasers are or may be subject, by suit upon judgment. The Issuers and the Initial Purchasers irrevocably agree to waive trial by jury in any suit, action, proceeding, claim or counterclaim brought by on behalf of any party related to or arising out of this Agreement.

     (k) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (l) Miscellaneous. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. This Agreement may not be amended or modified except by a writing executed by each of the parties hereto. Section headings herein are for convenience only and are not a part of this Agreement. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Issuers and the Initial Purchasers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.



                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            ARMKEL, LLC

                                            By: ______________________
                                            Name:
                                            Title:



                                            ARMKEL FINANCE, INC.


                                            By: ______________________
                                            Name:
                                            Title:


Confirmed and accepted as of the date first above written:

J.P. MORGAN SECURITIES INC.

For itself and on behalf of the
several Initial Purchasers

By _______________________
    Authorized Signatory

                                                                       Exhibit A

                                   ARMKEL, LLC
                              ARMKEL FINANCE, INC.

                                  $225,000,000

                    9 1/2% Senior Subordinated Notes due 2009

                                    [Form Of]

                  JOINDER TO THE REGISTRATION RIGHTS AGREEMENT
                  --------------------------------------------

                                                                   [ ] ___, 2001
J.P. Morgan Securities Inc.
Deutsche Banc Alex. Brown Inc.
c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

               Reference is made to the Registration Rights Agreement (the "Registration Rights Agreement") dated August 28, 2001, among Armkel, LLC, a
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Delaware limited liability company (the "Company"), and Armkel Finance, Inc., a
Delaware corporation and a wholly owned subsidiary of the Company ("Armkel Finance", and together with the Company, the "Issuers"), J.P. Morgan Securities Inc. and Deutsche Banc Alex. Brown Inc. (the "Initial Purchasers") concerning the purchase of the Securities (as defined in the Registration Rights Agreement) from the Issuers by the several Initial Purchasers. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Registration Rights Agreement. This is the agreement referred to in Section 6(a) of the Registration Rights Agreement.

               The Issuers and each of the Subsidiary Guarantors listed on
Schedule I hereto agree that this letter agreement is being executed and delivered in connection with the issue and sale of the Securities pursuant to the Purchase Agreement and to induce the Initial Purchasers to purchase the Securities thereunder and is being executed concurrently with the consummation of the Acquisition.

               1. Joinder. Each of the parties hereto hereby agrees to be become
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bound by the terms, conditions and other provisions of the Registration Rights
Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named as a Subsidiary Guarantor therein and as if such party executed the Registration Rights Agreement on the date thereof.

               2. Representations, Warranties and Agreements of the Subsidiary
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Guarantors. Each Subsidiary Guarantor represents and warrants to, and agrees
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with, the several Initial Purchasers on and as of the date hereof that such

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Subsidiary Guarantor has the corporate or limited liability power, as the case may be, to execute and deliver this letter agreement and all corporate or limited liability action, as the case may be, required to be taken by it for the due and proper authorization, execution, delivery and performance of this letter agreement and the consummation of the transactions contemplated hereby has been duly and validly taken; this letter agreement has been duly authorized, executed and delivered by such Subsidiary Guarantor and constitutes a valid and legally binding agreement of such Subsidiary Guarantor enforceable against such Subsidiary Guarantor in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

               3. GOVERNING LAW. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND
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CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

               4. Counterparts. This Agreement may be executed in one or more
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counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

               5. Amendments. No amendment or waiver of any provision of this
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Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

               6. Headings. The headings herein are inserted for the convenience
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of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

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               If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Issuers, the Subsidiary Guarantors and the several Initial Purchasers in accordance with its terms.

                                        Very truly yours,